BURNHAM INVESTORS TRUST

Supplement dated December 10, 2008
to the Prospectus and Statement of Additional Information dated May 1, 2008

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Prospectus.

Burnham U.S. Government Money Market Fund (the “Money Market Fund”)

1.   U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds.  The Fund is participating in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) through December 18, 2008 (the “Initial Period”).  The Fund’s Board of Trustees, after considering several factors including the nature of the Money Market Fund’s portfolio and the shareholder base of the Money Market Fund, has determined that continued participation in the Program after December 18, 2008 and through the Treasury’s extension date of April 30, 2009 is not in the best interests of the Money Market Fund or its shareholders.  Accordingly, the Fund will not participate in the Program after expiration of the Initial Period.

During the Initial Period, the Program protects the shares of any shareholder of record in the Money Market Fund on September 19, 2008 (“Covered Shareholder”); it does not protect investors who were not shareholders of record in the Money Market Fund on that date.  The number of shares protected is the lesser of the number of shares owned by a Covered Shareholder on September 19, 2008 and the number of shares owned were a guarantee event to occur during the Initial Period.  A guarantee event generally would occur if the Money Market Fund’s market-based net asset value per share were less than $0.995.  A Covered Shareholder will receive $1.00 per protected share upon liquidation of the Money Market Fund (subject to adjustment and the overall limit of $50 billion available to all money market funds participating in the Program).  The Fund paid to the Treasury an amount equal to 0.01% of the net assets of the Fund as of September 19, 2008 in order to participate in the Program during the Initial Period.

Additional information about the Program is available at http://www.ustreas.gov.

2.   Voluntary Fee Waiver.  The Adviser may from time to time voluntarily agree to waive all or a portion of its management fee from the Money Market Fund.  Any such waiver by the Adviser may be discontinued or modified by the Adviser at any time.  The amount of any waived fees is subject to recoupment by the Adviser from the Money Market Fund within the same calendar year in which the fees were waived and the three subsequent calendar years, provided that no amount may be recouped that would cause the Money Market Fund’s total expense ratio as a result of such recoupment to exceed 1.00%.  In no event shall the recoupment exceed 0.10% of daily net assets of the Money Market Fund.  The Money Market Fund’s total return and yield would be lower in the absence of any such waiver.

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Call Burnham Investors Trust at 1-800-462-2392 for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
FOR FUTURE REFERENCE